Exhibit 99.2

To the BOARD OF DIRECTORS, BRAVO RESOURCE PARTNERS LTD.

I, Ernest Staggs, hereby resign as Treasurer and Chief Financial Officer of Bravo Resource Partners Ltd. effective immediately.

By:           /s/ "Ernest Staggs                                                      8-21-2007
     Ernest Staggs                                                                                        date